                                                                  EXHIBIT 10.30


                    LOAN MODIFICATION AND EXTENSION AGREEMENT
                    -----------------------------------------


STATE OF NEVADA            )
                           )       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF CLARK            )

            THIS LOAN MODIFICATION AND EXTENSION AGREEMENT (this "Agreement") dated November ____, 1996, is made and executed by THE BADLANDS GOLF CLUB, INC., a Nevada corporation, whose address is 266 Beacon Street, Boston, Massachusetts 02116 ("Borrower"), SENIOR TOUR PLAYERS DEVELOPMENT, INC., a Nevada corporation, whose address is 266 Beacon Street, Boston, Massachusetts 02116 ("Guarantor") and NATIONSCREDIT COMMERCIAL CORPORATION, a Delaware corporation formerly known as Greyrock Capital Group, Inc., whose address is One Canterbury Green, P.O. Box 120013, Stamford, Connecticut 06912-0013, Attn: Vice President Commercial Real Estate ("NCC").

                                R E C I T A L S:

            A. NCC has heretofore extended a loan in the principal amount of up to $6,700,000.00 (the "Loan") to Borrower. The Loan is evidenced by (i) a certain Promissory Note (Secured) (the "Note") dated December 22, 1995, executed by Borrower in favor of NCC, and (ii) a certain Loan Agreement (herein so called) dated December 22, 1995, executed by Borrower and Lender. The payment of the Note is secured by a certain Deed of Trust and Security Agreement (the "Deed of Trust"), dated December 22, 1995, executed and delivered by Borrower for the benefit of NCC, covering Borrower's leasehold interest in certain real property in Clark County, Nevada, which is described on EXHIBIT "A" attached hereto and made a part hereof for all purposes, and certain other property described therein. The Deed of Trust is recorded in Book 951227 of the Official Records of Clark County, Nevada as Document No. 01658.

            B. In connection with the Loan, Borrower executed and delivered to NCC, in addition to the Note, the Loan Agreement and the Deed of Trust, certain other documents (the Deed of Trust and such other documents being called the "Other Documents").

            C. Also in connection with the Loan, Guarantor executed and delivered to NCC (i) a certain Limited Guaranty and Indemnity Agreement dated December 22, 1995 (the "Guaranty"),


                                 [SEAL]
THIS DOCUMENT PREPARED BY AND    CLARK COUNTY, NEVADA
AFTER RECORDING RETURN TO:       JUDITH A VANDEVER, RECORDER
                                 RECORDED AT REQUEST OF:

GEORGE C. DUNLAP, JR., ESQ.      FIRST AMERICAN TITLE COMPANY OF
JENKENS & GILCHRIST              11-22-96     15:56    RMM   14
A PROFESSIONAL CORPORATION       BOOK:  961122  INST:   02015
1445 ROSS AVENUE, SUITE 3200     FEE:  20.00  RPTT:      00
DALLAS, TEXAS  7502-2799         MD AGREEMENT
                                 CONFORMED COPY-HAS NOT BE COMPARED TO ORIGINAL
and (ii) a certain Pledge Agreement (herein so called) dated December 22, 1995 (the Other Documents, the Guaranty and the Pledge Agreement are collectively called the "Loan Documents").

     D. Concurrently herewith, NCC has agreed to extend a loan to Borrower in the principal amount of up to $5,000,000.00 (the "Other Loan"). The Other Loan is evidenced by (i) a certain Promissory Note (Secured) dated of even date herewith in the principal amount of up to $5,000,000.00 (the "Other Note"), and
(ii) a certain Loan Agreement dated of even date herewith (the "Other Loan Agreement").

      E. In connection with the Other Loan, Borrower and NCC have agreed to modify certain terms of the Note and the Loan Documents.

      NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and NCC hereby agree as follows:

      1.    The Note is hereby modified as follows:

            (a) Section 1(r) of the Note is hereby amended and restated in its entirety to provide as follows:

            "r. "MATURITY DATE" shall mean the earliest to occur of (i) December 1, 2001, (ii) such date as NCC may, in its discretion, designate in writing as the Maturity Date if the Base Rate should at any time exceed the Maximum Rate or (iii) the date on which the entire principal amount evidenced by this Note and all accrued and unpaid interest thereon shall be paid or be required to be paid in full, whether by prepayment, acceleration or otherwise in accordance with the terms of this Note or any of the Loan Documents."

            (b) From December 22, 2000 until the Maturity Date, the Note shall bear interest at the rate of 10.95% per annum. In the event the term of the Note is extended pursuant to Section 5.4 of the Other Loan Agreement, the interest rate which the Note bears during the extended term shall be determined in accordance with Section 5.4 of the Other Loan Agreement.

            (c) Section 3(c) is hereby deleted from the Note.

            (d) Section 13 is hereby deleted from the Note. Borrower's right to extend the term of the Note (and the terms of such extension) shall be governed by Section 5.4 of the Other Loan Agreement.

      2. The term "Indebtedness" as defined and described in the Deed of Trust is hereby amended and restated in its entirety to provide as follows:

                  "(a) An indebtedness in the principal sum of up to SIX MILLION
            SEVEN HUNDRED THOUSAND AND 00/100 DOLLARS ($6,700,000.00) lawful money of the United States, to be paid according to that certain Promissory Note dated as of December 22, 1995 from Mortgagor to Mortgagee in said principal sum, which Promissory Note is hereby incorporated by this reference and made a part hereof (said Promissory Note, as the same may hereafter be amended, modified, consolidated or extended, the "NOTE"), together with all other Advances (as hereinafter defined), amounts, covenants, obligations, sums, expenses and liabilities due or to become due to Mortgagee hereunder or under any other instrument evidencing, securing or executed in connection with the loan evidenced by the Note (all of the foregoing agreements and instruments, as hereafter amended, modified or supplemented together with this Mortgage, collectively the "LOAN DOCUMENTS"), and

                  (b) Payment of an indebtedness in the principal sum of up to
            FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00) to be paid according to that certain Promissory Note dated November 15, 1996, from Mortgagor to Mortgagee in said principal sum, which Promissory Note is hereby incorporated by this reference and made a part hereof, and together with all interest on said indebtedness, obligations, liabilities, amounts, sums and expenses (all of the foregoing, collectively the "INDEBTEDNESS")."

      3. Section 4.1R is hereby deleted from the Loan Agreement.

      4. Borrower hereby acknowledges and agrees that (a) Borrower is not entitled to receive any additional advances under the Note or under the Loan Agreement (except for $148,500.00 payable to Kajima Engineering as retainage), and (b) the occurrence of any event of default under the Other Note or any of the documents evidencing or securing the Other Loan shall constitute an event of default under the Note and the Loan Documents.

      5. The Deed of Trust and each of the Loan Documents are hereby amended to provide that the final maturity date of the Note shall be the Maturity Date as such term is defined herein.

      6. Each of the Loan Documents are hereby amended to provide that they secure, in addition to the Note and the other indebtedness described therein, the payment of the Other Note and the performance of all of Borrower's obligations under the documents evidencing or securing the Other Loan.

      7. NCC and Borrower each hereby confirm, renew and extend the rights, titles, security interests, liens, powers and privileges existing under or by virtue of the Loan Documents until all of the indebtedness evidenced by the Note and secured by the Loan Documents has been paid in full, and agree that except for the modifications set forth herein, this Agreement shall not in any way or manner release, discharge, affect, change, modify or impair the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers and privileges existing by
                                       3
virtue of, arising under or in connection with, or relating to the Note and the Loan Documents, the purpose of this Agreement being simply to modify the indebtedness evidenced by the Note in accordance with the terms and provisions herein and to continue and carry forward all of the rights, titles, security interests, liens, powers and privileges existing by virtue of the Loan Documents, each of which are hereby acknowledged by Borrower to be legal, valid and subsisting. Borrower acknowledges and agrees that the Loan Documents (including, without limitation, the Deed of Trust) secure the payment of the Note as modified by this Agreement.

      8. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

      9. Guarantor hereby acknowledges and agrees that notwithstanding anything in the Guaranty to the contrary, until the Transition Period (as such term is defined in the Other Loan Agreement) expires, Guarantor does hereby absolutely, primarily, unconditionally and irrevocably guarantee to NCC, its successors and assigns, the full, prompt and absolute payment, performance, observance and discharge by Borrower of all of Borrower's obligations and liabilities under the Note, the Deed of Trust, the Loan Agreement and the Loan Documents. After the expiration of the Transition Period, the liability of Guarantor shall be limited as provided in the Guaranty.

      10. This Agreement contains the entire terms of the agreement between Borrower, NCC and Guarantor with respect to the subject matter hereof and supersedes all prior discussions and agreements between Borrower, NCC and Guarantor and all prior drafts of this Agreement.

     EXECUTED on the date first above written.

                              BORROWER:

                              THE BADLANDS GOLF CLUB, INC.,
                              a Nevada corporation



                              By:  /s/ Stanton V. Abrams
                                  -------------------------------
                                  Stanton V. Abrams,
                                  President



                              GUARANTOR:

                              SENIOR TOUR PLAYERS DEVELOPMENT, INC.,
                              a Nevada corporation

                              By:  /s/ Stanton V. Abrams
                                  -------------------------------
                                  Print: Stanton V. Abrams
                                        -------------------------
                                  Its:  President
                                      ---------------------------

     EXECUTED on the date first above written.

                              BORROWER:

                              THE BADLANDS GOLF CLUB, INC.,
                              a Nevada corporation



                              By:  /s/ Stanton V. Abrams
                                  -------------------------------
                                  Stanton V. Abrams,
                                  President

                              NCC:
                              ---

                              NATIONSCREDIT COMMERCIAL
                              CORPORATION
                              a Delaware corporation


                              By:  /s/ Mikeal R. Jones
                                  -------------------------------
                                  Print: Mikeal R. Jones
                                        -------------------------
                                  Its:  Authorized Signatory
                                      ---------------------------



                              GUARANTOR:

                              SENIOR TOUR PLAYERS DEVELOPMENT, INC.,
                              a Nevada corporation

                              By:  /s/ Stanton V. Abrams
                                  -------------------------------
                                  Print: Stanton V. Abrams
                                        -------------------------
                                  Its:  President
                                      ---------------------------

STATE OF Massachusetts                      )
         -------------
                                            )
COUNTY OF Suffolk                           )
         -------------

      On this, the 15th day of November, 1996, before me, the undersigned officer, personally appeared Stanton V. Abrams, who acknowledged himself to be the President of THE BADLANDS GOLF CLUB, INC., and that he, as such President, being authorized so to do, executed the foregoing Loan Agreement for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             /s/ Robert E. Richards, Jr.
                                             ------------------------------
                                                 Notary Public

                                                  ROBERT E. RICHARDS, JR.
[STAMP OF:                                             NOTARY PUBLIC
                                                  MY COMMISSION EXPIRES
                                                       SEPT. 30, 1999

STATE OF Massachusetts                      )
         -------------
                                            )
COUNTY OF Suffolk                           )
         -------------

      On this, the 15th day of November, 1996, before me, the undersigned officer, personally appeared Stanton V. Abrams, who acknowledged himself to be the President of SENIOR TOUR PLAYERS DEVELOPMENT, INC., a Nevada corporation and that he, as such President, being authorized so to do, executed the foregoing Loan Agreement for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             /s/ Robert E. Richards, Jr.
                                             ------------------------------
                                                 Notary Public

                                                  ROBERT E. RICHARDS, JR.
[STAMP OF:                                             NOTARY PUBLIC
                                                  MY COMMISSION EXPIRES
                                                       SEPT. 30, 1999

STATE OF Massachusetts                      )
         -------------
                                            )
COUNTY OF Suffolk                           )
         -------------

      On this, the 15th day of November, 1996, before me, the undersigned officer, personally appeared Stanton V. Abrams, who acknowledged himself to be the President of THE BADLANDS GOLF CLUB, INC., a Nevada corporation and that he, as such President, being authorized so to do, executed the foregoing Loan Agreement for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             /s/ Robert E. Richards, Jr.
                                             ------------------------------
                                                 Notary Public

                                                  ROBERT E. RICHARDS, JR.
[STAMP OF:                                             NOTARY PUBLIC
                                                  MY COMMISSION EXPIRES
                                                       SEPT. 30, 1999



STATE OF Connecticut                     )
         -----------
                                         )
COUNTY OF Fairfield                      )
         -----------

      On this, the 19th day of November, 1996, before me, the undersigned officer, personally appeared Mikeal R. Jones, who acknowledged himself to be the Authorized Signatory of NATIONSCREDIT COMMERCIAL CORPORATION, a Delaware corporation, and that he, as such Authorized Signatory, being authorized so to do, executed the foregoing Loan Modification and Extension Agreement for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             /s/ Lynn M. Sutherland
                                             ------------------------------
                                                 Notary Public

                                                     Lynn M. Sutherland
[STAMP OF:                                             NOTARY PUBLIC
                                                  MY COMMISSION EXPIRES
                                                       Aug. 31, 2001

                                   EXHIBIT "A"
                                   -----------

                                THE REAL PROPERTY
                                -----------------

                                  EXHIBIT "A-2"
                               LEGAL DESCRIPTION

A LEASEHOLD ESTATE CREATED BY LEASE DATED APRIL 28, 1993 AND ADDENDUM DATED JULY 28, 1993 AND ADDENDUM DATED OCTOBER 27, 1994 AND ADDENDUM DATED NOVEMBER 2, 1994 BY AND BETWEEN SENIOR TOUR PLAYERS, INC., A MASSACHUSETTS CORPORATION AND ITS NOMINEE, SENIOR TOUR PLAYERS DEVELOPMENT, INC., A NEVADA CORPORATION, AS LESSEE AND WILLIAM PECCOLE 1982 TRUST, A NEVADA TRUST, WILLIAM PETER AND WANDA RUTH PECCOLE 1971 TRUST, DATED JULY 8, 1971, LAURETTA P. BAYNE 1976 TRUST, DATED JUNE 14, 1976, LEANN P. GOORJIAN 1976 TRUST, DATED JUNE 14, 1976 AND THE WILLIAM PECCOLE AND WANDA PECCOLE 1991 TRUST, DATED DECEMBER 26, 1991, AS LESSOR AS TO:

PARCEL 1:
---------

A PORTION OF SECTIONS 31 AND 32, TOWNSHIP 20 SOUTH, RANGE 60 EAST, M.D.M. CITY OF LAS VEGAS, CLARK COUNTY, NEVADA AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 31 AS SHOWN ON A PARCEL MAP RECORDED IN FILE 76 OF PARCEL MAPS, PAGE 65 IN THE OFFICE OF THE CLARK COUNTY RECORDER, SAID POINT BEING THE CENTERLINE INTERSECTION OF CHARLESTON BLVD. AND HUALAPAI WAY; THENCE N.06[DEGREES05'57"W., ALONG THE CENTERLINE OF HUALAPAI WAY AND THE WEST LINE OF SAID SECTION 31, A DISTANCE OF 893.94 FEET; THENCE N.83[DEGREES]54'03"E., A DISTANCE OF 50.00 FEET TO A OINT ON THE EAST LINE OF HUALAPAI WAY, THE POINT OF BEGINNING' THENS N.64[DEGREES]15'40"E., A DISTANCE OF 619,87 FEET; THENCE N.72[DEGREES]29'37"E., A DISTANCE OF 496.92 FEET; THENCE S.68[DEGREES]25'40"E., A DISTANCE OF 319.98 FEET; THENCE S.87[DEGREES]40'2"E., A DISTANCE OF 513.23 FEET; THENCE N.87[DEGREES]55'09"E., A DISTANCE OF 1033.86 FEET; THENCE N.30[DEGREES]04'55"W., ALONG THE ALIGNMENT OF A PRIVATE DRIVE TO BE KNOWN AS PALACE COURT, A DISTANCE OF 248.13 FEET OT A POINT ON A CURVE CONCAVE EATERLY HAVING A RADIUS OF 385.00 FEET AND SUBTENDING A CENTAL ANGLE OF 15[DEGREES]19'20"; THENCE NORTHWESTERLY ALONG SAID CURVE TO THE RIGHT AN ARC DISTANCE OF 102.96 FEET; THENCE FROM A RADIAL WHICH BEARS N.75[DEGREES]14'25"; ON A LINE WHICH BEARS S.81[DEGREES]53'08"W., A DISTANCE OF 145.92 FEET; THENCE S.87[DEGREES]55'09"W., A DISTANCE OF 310.00 FEET; THENCE N.82[DEGREES]21'29"W., A DISTANCE OF 374.79 FEET TO A POINT ON A CURVE CONCAVE SOUTHERLY, HAVING A RADIUS OF 500.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 14[DEGREES]37'17"; THENCE WESTERLY ALONG SAID CURVE TO THE LEFT, AN ARC DISTANCE OF 127.60 FEET; THENCE S.83[DEGREES]01'14"W., TANGENT TO THE LAST CURVE, A DISTANCE OF 96.53 FEET TO A POINT ON A CURVE CONCAVE NORTHERLY HAVING A RADIUS OF 350.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 27[DEGREES]10'03"; THENCE FROM A RADIAL WHICH BEARS S.06[DEGREES]48'46"E., NORTHWESTERLY ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 165.96 FEET; THENCE N.69[DEGREES]48'43'W., A DISTANCE OF 192.18 FEET; THENCE S.82[DEGREES]19'57"W., A DISTANCE OF 1093.43 FEET; THENCE N.13[DEGREES]19'52"E., A DISTANCE OF 317.29 FEET; THENCE N.23[DEGREES]54'36"W., A DISTANCE OF 100.00 FEET; THENCEN.58[DEGREES]52'45"E., A DISTANCE OF 338.26 FEET; THENCE S.80[DEGREES]43'39"E., A DISTANCE OF 466.63 FEET; THENCE N.76[DEGREES]45'03"E., A DISTANCE OF 419.28 FEET; THENCE N.83[DEGREES]01'14"E., A DISTANCE OF 469.82 FEET; THENCE N.73[DEGREES]41'43"E., A DISTANCE OF 243.69 FEET; THENCE


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                            ------------------------

                                  EXHIBIT "A-2"
                               LEGAL DESCRIPTION

S.77[DEGREES]12'30"E., A DISTANCE OF 583.20 FEET; THENCE N.74[DEGREES]05'05"E., A DISTANCE OF 533.49 FEET; THENCE N.41[DEGREES]57'12"E., A DISTANCE OF 152.00 FEET;' THENCE S.87[DEGREES]46'25"E., A DISTANCE OF 1006.93 FEET; THENCE S.01[DEGREES]24'18"E., A DISTANCE OF 308.96 FEET; THENCE S.58[DEGREES]15'03"W., A DISTANCE OF 493.93 FEET; THENCE S.74[DEGREES]49'16"W., A DISTANCE OF 284.31 FEET; THENCE S.83[DEGREES]26'16"W., A DISTANCE OF 556.80 FEET; THENCE S'81[DEGREES]53'08"W., A DISTANCE OF 277.45 FEET TO A POINT ON A CURVE CONCAVE EASTERLY, HAVING A RADIUS OF 295.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 13[DEGREES]16'52"; THENCE FROM A RADIAL WHICH BEARS N.73[DEGREES]11'57"E., SOUTHEASTERLY ALONG SAID CURVE TO THE LEFT AN ARCH DISTANCE OF 68.38 FEET; THENCE S.30[DEGREES]04'55"E., TANGENT TO THE LAST CURVE A DISTANCE OF 289.63 FEET; THENCE S.30[DEGREES]04'48"E., A DISTANCE OF 376.81 FEET TO A POINT ON A CURVE CONCAVE WESTERLY HAVING A RADIUS OF 1245.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 23[DEGREES]02'44"; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE RIGHT AN ARCE DISTANCE OF 500.76 FEET TO A POINT OF REVERSE CURVATURE WITH A CURVE CONCAVE NORTHEASTERLY HAVING A RDIUS OF 10.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 80[DEGREES]48'41"; THENCE FROM A RADIAL WHICH BEARS S82[DEGREES]57'46"W., SOUTHEASTERLY ALONG CURVE TO THE LEFT AN ARC DISTANCE OF
14.10 FEET; THENCE S.87[DEGREES]50'55"E., TANGENT TO THE LAST CURVE, A DISTANCE OF 137.05 FET TO A POINT ON A CURVE CONCAVE NORTHERLY, HAVING A RADIUS OF 105.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 32[DEGREES]14'09"; THENCE FROM A RADIAL WHICH BEARS S.02[DEGREES]09'05"W., NORTHEASTERLY ALONG SAID CURVE AN ARC DISTANCE OF 59.08 FEET; THENCE N.59[DEGREES]54'56"E., TANGENT TO THE LAST CURVE, A DISTANCE OF 117.66 FEET TO A POINT ON A CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 106.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 14[DEGREES]20'56"; THENCE FROM A RADIAL WHICH BEARS N.30[DEGREES]05'04"W., SOUTHEASTERLY ALONG SAID CURVE, AN ARC DISTANCE OF 26.55 FEET; THENCE N.05[DEGREES]47'04"W., TANGENT TO THE LAST CURVE, A DISTANCE OF 511.45 FEET; THENCE N.73[DEGREES]26'22E., A DISTANCE OF 743.81 FEET; THENCE N.59[DEGREES]07'42"E., A DISTANCE OF 726.09 FEET; THENCE S.41[DEGREES]09'26"E., A DISTANCE OF 512.31 FEET; THENCE S.50[DEGREES]04'02"W., A DISTANCE OF 518.76 FEET; THENCE S.03[DEGREES]23'10"3", A DISTANCE OF 416.56 FEET; THENCE N.89[DEGREES]33'15"W., A DISTANCE OF 518.10 FEET; THENCE S.82[DEGREES]42'54"W., A DISTANCE OF 204.18 FEET; THENCE S.75[DEGREES]59'22"W., A DISTANCE OF 524.36 FEET; THENCE S.64[DEGREES]47'20"W., A DISTANCE OF 256.61 FEET; THENCE S.00[DEGREES]00'00"W., A DISTANCE OF 46.08 FEET; THENCE S.69[DEGREES]19'19'51"E., A DISTANCE OF 156.06 FEET; THENCE N.89[DEGREES]40'03" E., ALONG A LINE PARALLEL WITH AND 73.00 FEET NORTH OF THE SOUTH LINE OF SAID SECTION 31, ALSO BVEING THE CENTERLINE OF CHARLESTON BLVD., A


                           ("CONTINUED ON NEXT PAGE")
                            ------------------------

                                  EXHIBIT "A-2"
                               LEGAL DESCRIPTION


DISTANCE OF 1556.83 FEET; THENCE N.02[DEGREES]40'39"E., A DISTANCE OF 718.24 FEET; THENCE N.60[DEGREES]00'23"E., A DISTANCE OF 752.07 FEET; THENCE N.39[DEGREES]15'37"E., A DISTANCE OF 50.00 FEET; THENCE S.33[DEGREES]39'42"E., A DISTANCE OF 243.50 FEET; THENCE N.89[DEGREES]26'21"E., A DISTANCE OF 60.00 FEET TO A POINT ON THE WEST LINE OF THAT CERTIAN PARCEL OF LAND SHOWN AS L.V.V.W.D., A.P.N.=138-32-401-001 ON THE AFORESAID PARCEL MAP; THENCE N.00[DEGREES]33'39"W., A DISTANCE OF 325.00 FEET OT THE NORTHWEST CORNER OF THE AFTERSAID PARCEL; THENCE S.89[DEGREES]26'21"W., A DISTANCE OF 122.37 FEET; THENCE N.03[DEGREES]15'12"E., A DISTANCE OF 185.92 FEET; THENCE N.45[DEGREES]06'08"E., A DISTANCE OF 322.73 FEET; THENCE S.87[DEGREES]19'36"E., A DISTANCE OF 204.43 FEET; THENCE N.56[DEGREES]10'59"E., A DISTANCE OF 572.72 FEET; THENCE N.65[DEGREES]08'21"E., A DISTANCE OF 245.50 FEET OT A POINT ON THE WEST RIGHT-OF-WAY LINE OF RAMPART BLVD.; THENCE N.39[DEGREES]51'15"E., A DISTANCE OF
859.38 FEET TO A POINT ON A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 54.00 FEET AND SUBTENDING A CENTRAL ANGELE OF 90"00'00"; THENCE NORTHWESTERLY ALONG SAID CURVE AT THE LEFT, AN ARC DISTANCE OF 84.82 FEET; THENCE N.50[DEGREES]08'45" W. TANGENT TO THE LAST CURVE AND ALONG THE FUTURE ALTA DRIE, A DISTANCE OF 2.17 FEET TO A POINT ON A CURVE CONCAVE SOUTHERLY, HAVING A RADIUS OF 760.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 33[DEGREES]51'14"E., WESTERLY ALONG SAID CURVE TO THE LEFT AND ALONG THE SAID FUTURE SOUTH RIGHT-OF-WAY LINE OF ALTA DRIVE, AN ARC DISTANCE OF 446.74 FEET; THENCE LEAVING SAID CURVE FROM A RADIAL WHICH BEARS N.06[DEGREES]10'39"E.,, ON A BEARING OF S.55[DEGREES]19'16"W., A DISTANCE OF 845.91 FEET; THENCE S.65[DEGREES]09'52"W., A DISTANCE OF 354.20 FEET; THENCE N.88[DEGREES]08'01"W., A DISTANCE OF 211.78 FEET; THENCE N.68.42'48"W., A DISTANCE OF 233.33 FEET; THENCE N.10[DEGREES]17'23"E., A DISTANCE OF 227.70 FEET; THENCE N.19[DEGREES]42'37W., A DISTANCE OF 220.00 FEET; THENCE, N.39[DEGREES]33'23"E., A DISTANCE OF 247.84 FEET TO A POINT ON A CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 25.00 FEET AND SUBTENDING A CENTAL ANGLE OF 85[DEGREES]40'28"; THENCE NORTHEASTERLY ALONG SAID CURVE TO THE RIGHT, AN ARC DISTANCE OF 37.38 FEET OTO A POINT ON A CURVE CONCAVE NORTHEATERLY, HAVING A RADIUS OF 1040.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 06[DEGREES]59'56"; THENCE NORTHWESTERLY FROM A RADIAL WHICH BEARS S.35[DEGREES]13"51"E. ALONG SAID CURVE TO THE RIGHT, BEING THE FUTURE SOUTH RIGHT-OR-WAY LINE OF ALTA DRIVE, AN ARCH DISTANCE OF 127.04 FEET TO A POINT ON A CURVE, CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 25.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 87[DEGREES]19'36"; THENCE SOUTHEASTERLY FROM A RADIAL WHICH BEARS N.42[DEGREES]13'47"E., ALONG SAID CURVE TO THE RIGHT AN ARC DISTANCE OF
38.10 FEET; THENCE


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                                  Page 3 of 5

                                  EXHIBIT "A-2"
                               LEGAL DESCRIPTION


S.39[DEGREES]33'23"W., TANGENT TO THE LAST CURVE, A DISTANCE OF 245.97 FEET; THENCE N.90[DEGREES]00'00"W., A DISTANCE OF 127.77 FEET; THENCE S.39[DEGREES]33'23"W., A DISTANCE OF 220.45 FEET; THENCE S.09[DEGREES]40'24"E., A DISTANCE OF 275.89 FEET; THENCE N.83[DEGREES]54'34"W., A DISTANCE OF 254.65 FEET; THENCE S.86[DEGREES]47'39"W., A DISTANCE OF 617.43 FEET; THENCE S.79[DEGREES]01'40"W., A DISTANCE OF 495.51 FEET; THENCE
N.54[DEGREES]56'11"W., A DISTANCE OF 206.04 FEET; THENCE N.80[DEGREES]50'57"W., A DISTANCE OF 221.28 FEET; THENCE S.88[DEGREES]22'40"W., A DISTANCE OF 338.29 FEET; THENCE S.63[DEGREES]54'06"W., A DISTANCE OF 573.96 FEET; THENCE N.77[DEGREES]42'42"W., A DISTANCE OF 167.96 FEET; THENCE N.85[DEGREES]50'10"W., A DISTANCE OF 283.93 FEET; THENCE N.89[DEGREES]18'01"W., A DISTANCE OF 357.11 FEET; THENCE S.84[DEGREES]07'53"W., A DISTANCE OF 269.16 FEET; THENCE S.75[DEGREES]37'07"W., A DISTANCE OF 386.72 FEET; THENCE S.81[DEGREES]11'34"W., A DISTANCE OF 265.35 FEET; THENCE N.83[DEGREES]33'51"W., A DISTANCE OF 185.18 FEET; THENCE N.67[DEGREES]39'10"W., A DISTANCE OF 232.62 FEET; THENCE S.73[DEGREES]01'48"W., A DISTANCE OF 355.57 FEET; THENCE S.67[DEGREES]05'17"W., A DISTANCE OF 382.31 FEET; THENCE N.88[DEGREES]42'44"W., A DISTANCE OF 108.52 FEET TO A POINT ON THE WEST RIGHT-OF-WAY LINE OF HUALAPAI WAY; THENCE S.06[DEGREES]05'57"E., ALONG THE SAID WEST RIGHT-OF-WAY OF HUALAPAI WAY A DISTANCE OF 1315.32 FEET TO THE POINT OF BEGINNING.

PARCEL II:
----------

AN EASEMENT FOR A CART PATH, PRIVATE ROADWAY AND WALKWAY WITH THE RIGHT OF INGRESS AND EGRESS AS CREATED BY AN INSTRUMENT RECORDED ___________________ IN BOOK _______________ OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, AS DOCUMENT NO. ___________ OVER AND ACROSS THE FOLLOWING:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 31 AS SHOWN ON A PARCEL MAP RECORDED IN FILE 76 OF PARCEL MAPS, PAGE 65 IN THE OFFICE OF THE CLARK COUNTY RECORDER, SAID POINT BEING THE CENTERLINE INTERSECTION OF CHARLESTON BLVD. AND HUALAPAI WAY; THENCE N.06[DEGREES]05'57"W., ALONG THE CENTERLINE OF HUALAPAI WAY AND THE WEST LINE OF SAID SECTION 31, A DISTANCE OF 893.94 FEET; THENCE N. 83[DEGREES]54'03"E., A DISTANCE OF 50.00 FEET TO A POINT ON THE EAST LINE OF HUALAPAI WAY, THENCE N.64[DEGREES]15'40"E., A DISTANCE OF 619.87 FEET; THENCE N.72[DEGREES]29'37"E., A DISTANCE OF 496.92 FEET, THENCE S.68[DEGREES]25'40"E., A DISTANCE OF 319.98 FEET; THENCE S.87[DEGREES]40'02"E., A DISTANCE OF 513.23 FEET; THENCE N.87[DEGREES]55'09"E., A DISTANCE OF 1033.86 FEET TO A POINT ON
THE WEST LINE OF THE FUTURE PALACE COURT (A PRIVATE STREET) SAID POINT BEING
THE POINT OF BEGINNING; THENCE N.59[DEGREES]55'05"E., A DISTANCE OF 90 FEET TO
A POINT ON THE EAST LINE OF



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                                  Page 4 of 5

                                  EXHIBIT "A-2"
                               LEGAL DESCRIPTION

SAID PALACE COURT HEREINAFTER REFERRED TO AS POINT "A"; HTENCE N.30[DEGREES]04'55"W., ALONG THE SAID EAST LINE OF PALACE COURT A DISTANCE OF
248.13 FEET TO A POINT ON A CURVE CONCAVE EASTERLY, HAVING A RADIUS OF 295.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 13[DEGREES]16'62"; THENCE NORTHERLY ALONG SAID TANGENT CURVE, TO THE RIGHT AN ARC DISTANCE OF 68.38 FEET; THENCE S.81[DEGREES]53'08"W., A DISTANCE OF 90.80 FEET OT A POINT ON THE SAID WERSTERLY LINE OF PALACE COURT BEING ON A CURVE CONCAVE EASTERLY, HAVING 15[DEGREES]19'20"; THENCE SOUTHEATERLY ALONG SAID CURVE, FROM A RADIAL WHICH BEARS S.75[DEGREES]14'25"W., TO THE RIGHT AN ARC WESTERLY LINE OF PALACE COURT A DISTANCE OF 248.13 FEET TO THE POINT OF BEGINNING.

PARCEL III:
-----------

AN EASEMENT FOR A CART PATH, PRIVATE ROADWAY AND WALKWAY WITH THE RIGHT OF INGRESS AND EGRESS AS CREATED BY AN INSTRUMENT RECORDED ___________________ IN BOOK _______________ OF OFFICIAL RECORDS, CLARK COUNTY NEVADA, AS DOCIMENT NO. ___________ OVER AND ACROSS THE FOLLOWING:

COMMENCING AT THE AFORESAID POINT "A", THENCE S.30[DEGREES]04'55"E., ALONG THE GOLF COURSE BOUNDARY AND THE EASTERLY LINE OF THE SAID PAACE COURT, A DISTANCE OF 41.50 FEET; THENCE S. 30[DEGREES]04'58"E., A DISTANCE OF 376.81 FEET TO A POINT ON A CURVE CONCAVE WESTERLY HAVING A RADIUS OF 1245.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 23[DEGREES]02'44"; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE RIGHT AN ARC DISTANCE OF 500.76 FEET TO A POINT OF REVERSE CURVATURE WITH A CURVE CONCAVE NORTHEASTERLY HVING A RADIUS OF 10.00 FEET AND SUBTENDING A CENTRAL ANGLE OF 80[DEGREES]48'41"; THENCE FROM A RADIAL WHICH BEARS S.82[DEGREES]57'46"W., SOUTHEASTERLY ALONG CURVE TO THE LEFT AN ARC DISTANCE OF
14.10 FEET; THENCE S.87[DEGREES]48'41"; THENCE FROM A RADIAL WHICH BEARS DISTANCE OF 14.10 FEET; THENCE S.87[DEGREES]50'55"E., TANGENT TO THE LAST CURVE, A DISTANCE OF 118.78 FEET TO A POINT OF BEGINNING OF A 40.00 FOOD WIDE EASEMENT BEING 20.00 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE; THENCE S.02[DEGREES]09'05"W., ACROSS THE PRIVATE ACCESS ROAD TO PECCOLE WEST LOT 9, A DISTANCE OF 72.00 FEET; THENCE S.27[DEGREES]15'23"E., A DISTANCE OF 56.89 FEET; THENCE N.66[DEGREES]59'15"E., A DISTANCE OF 113.93 FEET; THENCE S.54[DEGREES]05'43E., A DISTANCE OF 73.85 FEET TO A POINT ON THE BOUNDARY LINE OF THE GOLF COURSE BEING THE POINT OF ENDING. tHE POINT OF ENDING IS AT A POINT ON THE BOUNDARY WHICH BEARS S.64[DEGREES]47'20" W., A DISTANCE OF 33.15 REET FROM THE SOUTHWEST CORNER OF LOT 9 AS SHOWN ON THE ALTA SURVEY MAP. tHE SIDELINES OF THE AFORESAID EASEMENT SHALL BE LENGTHENED OR SHORTENED TO CREATE A CONTINUOUS STRIP OF LAND AND TERMINATE AT THE COUNDARY LINES OF THE GOLF COURSE PROPERTY.






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